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                                                                  EXHIBIT 10.126

                          GUARANTY AND SURETY AGREEMENT

                  THIS GUARANTY is made as of this 1st day of May, 1998, by ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation with an address at 450 North Sunnyslope Road, Brookfield, Wisconsin 53005 ("Guarantor") in favor of SOVEREIGN BANK, with an address at Two Aldwyn Center, Lancaster Avenue and Route 320, Villanova, Pennsylvania 19085, ("Bank"), to secure obligations of ALS-CLARE BRIDGE, INC., a Delaware corporation ("Borrower").

                  Bank has agreed to lend to Borrower $3,450,000 (the "Loan"). The Loan will be evidenced by Borrower's Note (the "Note") of even date herewith and secured by, among other things, a Mortgage and Security Agreement of even date herewith from Borrower to Bank (the "Mortgage") encumbering an assisted living facility located near the intersection of Blue Course and Whitehall Road, Furguson Township, Centre County, Pennsylvania (the "Property"). As a condition to making the Loan, Bank has required the execution and delivery of this Guaranty.

                  NOW, THEREFORE, in consideration of the undertakings of Bank pursuant to the Mortgage and intending to be legally bound, Guarantor hereby agrees as follows:

                  1.       Payment and Performance of the Obligations.

                           (a)      In order to secure payment of the Note by
Borrower and performance of Borrower's obligation thereunder and under the Mortgage, Guarantor hereby irrevocably and unconditionally guarantees to Bank, and becomes surety to Bank for, the due and punctual payment and performance of all the obligations of Borrower to Bank, whether primary, secondary, direct, contingent, sole, joint, several or joint and several, including without limitation the payment of principal and any interest accruing thereon, now existing or hereafter at any time or times incurred, under the Note or the Mortgage or under any of the Loan Documents (which term is used herein as defined in the Note) or under any renewals, extensions or modifications thereof (hereinafter referred to individually as "Obligation" and collectively as "Obligation"). During the Construction Period (which term is used herein as defined in the Note), Bank shall have full, complete and unlimited recourse against any and all assets of Guarantor for repayment of Obligations. Beginning on the first day of the month immediately following the month in which the Construction Period ends, notwithstanding anything to the contrary contained herein, Bank shall have recourse against any and all assets of Guarantor only for repayment of Obligations up to the amount by which the outstanding principal amount of the Loan (together with all accrued but unpaid interest thereon, and all unpaid fees, premiums and penalties with respect thereto) exceeds 50 % of the value of the Property as determined by an appraisal acceptable to Bank (the "Full Recourse Portion"). Bank shall have recourse only against Guarantor's partnership interests in Borrower for repayment of the balance of the Obligations (the "Limited Recourse Portion"). If any Obligation is not paid or performed by Borrower punctually when due, subject to any applicable grace period, including without limitation any Obligation due by acceleration of the maturity thereof following the occurrence of an Event of Default (as defined in the Mortgage), Guarantor will, upon Bank's demand, immediately pay or perform such Obligation or cause the same to be paid or performed strictly in accordance with the terms thereof. Bank may cause judgment to be entered against Guarantor for the full amount






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of the Obligations, which judgment shall reflect the limitations on recourse set forth above. Guarantor will pay to Bank, upon demand, and Bank shall have recourse against any and all of Guarantor's assets for payment of, all costs and expenses, including without limitation reasonable counsel fees, which may be incurred by Bank in the collection or enforcement of the Obligations or of Guarantor's obligations under this Guaranty (which costs and expenses shall constitute part of the Full Recourse Portion).

                           (b)      Notwithstanding Paragraph 1(a), Bank may
seek and obtain a monetary judgment and have full recourse against any and all assets of Guarantor for repayment of the Obligations if Borrower shall file a petition in bankruptcy or a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the bankruptcy laws of the United States or under any similar federal, state or other statute relating to relief from indebtedness, or if Bank incurs any loss, expense or damage by reason of (i) any fraud of Guarantor or of Borrower in making any representation or warranty, or in the preparing or delivery of any financial statement or other certificate or information submitted to Bank; (ii) the misapplication of insurance proceeds or condemnation awards; (iii) the misapplication of prepaid rent or rent collected after a default; (iv) any environmental matters as more fully described in that certain Environmental Indemnity Agreement of even date herewith. Guarantor hereby agrees to indemnify, hold harmless and defend Bank from any such loss, expense or damage, and this indemnity shall survive the satisfaction or foreclosure of the Mortgage and the payment of the Note, and shall not be affected or limited by any provision herein, including without limitation Paragraph 1(a).

                           (c)      If the Property is sold to a third party in
execution proceedings, the proceeds of such sale or, if the Property is sold to Bank, the amount of the fair market value of the Property fixed by the court (less the amount of the prior liens, costs, taxes and municipal claims not discharged by such sale) shall be applied first to the Limited Recourse Portion of Guarantor's liability hereunder and then to the Full Recourse Portion. Bank shall have recourse against any an all assets of Guarantor for the amount of the Full Recourse Portion remaining after such application.

                  2. Representations and Warranties. Guarantor represents and warrants to Bank that:

                           (a)      Guarantor is a corporation duly organized,
validly existing and in good standing under the laws of Delaware and is in good standing and authorized to do business in Pennsylvania and in those other jurisdictions in which it does business;

                           (b)      This Guaranty has been duly executed and
delivered by Guarantor, and such execution and delivery and the performance by Guarantor of its Obligations hereunder will not violate Guarantor's articles of incorporation or bylaws or any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority, nor conflict with or constitute a breach of or a default under any instrument to which Guarantor is a Party or by which Guarantor or Guarantor's property is bound, and this Guaranty is a valid and binding obligation of Guarantor enforceable in accordance with its terms;


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                           (c)      There is no litigation, proceeding or
investigation pending or, to the knowledge of Guarantor, threatened against Guarantor, the adverse result of which might in any material respect affect the business, properties or financial condition of Guarantor or the performance by Guarantor of its obligations hereunder except such as has been disclosed to Bank in writing, an Guarantor is not in violation in any material respect of any statute, rule, order or regulation any governmental body applicable to Guarantor;

                           (d)      The balance sheet and profit, loss and
surplus statement of Guarantor as of                         , 1998 are complete
and correct; were prepared in accordance with generally accepted accounting principles consistently applied; said balance sheet accurately reflects all liabilities of Guarantor, direct or contingent, as of the date thereof; and there has occurred no material adverse change in the financial condition of Guarantor as shown therein since a date thereof, except such changes as have been heretofore disclosed to Bank in writing; and

                           (e)      Guarantor has filed all federal, state and
local tax returns required to be filed (or has obtained valid extensions of the dates on which such returns are required to be filed) and as paid all taxes as shown on the said returns to be due.

                  3.       General Terms and Conditions.

                           (a)      All payments by Guarantor hereunder shall be
made in lawful money of the United States of America.

                           (b)      Guarantor hereby waives (i) notice of
acceptance of this Guaranty and of any action by Bank in reliance thereon, (ii) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and giving any notice of default or other notice to, or making any demand on anyone (including without limitation Borrower and Guarantor) liable in any manner for the payment of the Obligations (except as provided below), (iii) any right to require Bank to proceed initially against Borrower upon any default in the payment or performance of the Obligations, and (iv) notice of any election by Bank to sell any of the property mortgaged, assigned or pledged as security for any of the Obligations at a public or private sale, provided that nothing contained in this paragraph shall be deemed to be a waiver of any notice expressly required to be given to Borrower pursuant to the Note or the Mortgage.

                           (c)      Bank may at any time and from time to time
without the consent of or notice to Guarantor and without impairing or releasing the obligations of Guarantor hereunder (i) exercise or refrain from exercising any right or remedy against Borrower or others, including without limitation Guarantor, (ii) modify, amend, extend, supplement or waive or consent to the breach of any provision of the Note or any of the Loan Documents, and (iii) release or accept a substitute for any collateral for the Loan, to which modifications, amendments, extensions, supplements, waivers and consents Guarantor hereby assents. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of Borrower's liability under the Note or the Mortgage on any of the Loan Documents arising out of or by virtue of any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal


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or state law hereinafter initiated by or against Borrower shall not affect, modify, limit or discharge the liability of Guarantor in any manner and this Guaranty shall remain in full force and effect and shall be enforceable against Guarantor to the same extent and with the same effect as if such proceedings had not been instituted.

                           (d)      The guaranty and surety contained in
paragraph 1 hereof is absolute and unconditional, primary, direct and immediate and shall be valid and binding upon Guarantor regardless of any (i) invalidity, irregularity, defect or unenforceability of or in the Note or any of the Loan Documents or any other obligation or agreement of Borrower or Guarantor, (ii) any action or inaction by Bank or other occurrence referred to in subsection 3(c) above, or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge or release of, Borrower or a guarantor, by operation of law.

                           (e)      No failure or delay on the part of Bank in
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Bank hereunder are cumulative and concurrent and not exclusive of any other rights or remedies Bank may have.

                           (f)      No set-off, counterclaim, reduction or
diminution of an obligation, or any defense of any kind or nature that Guarantor has or may have against Borrower or Bank shall affect, modify or impair Guarantor's obligations hereunder.

                           (g)      Any claim that Guarantor now or hereafter
has against Borrower by way of subrogation, reimbursement, exoneration, contribution or indemnification arising from this Guaranty, shall be fully subordinate in priority of payment and lien to any claim Bank now or hereafter s against Borrower. If any amount shall be paid to Guarantor on account of any such subrogation or other right, at any time, such amount shall be held in trust for the benefit of the Bank d shall forthwith be paid to the Bank to be credited and applied to the Obligations, whether matured or unmatured.

                           (h) Guarantor will furnish Bank with true, complete
and correct copies of (i) annual financial statements audited by an independent certified public accountant or as submitted to the Securities and Exchange Commission, no later than April 30 of each year, and (ii) such additional financial information as Bank may reasonably request from time to time. All data, statements and information shall be in form and content reasonably satisfactory to Bank. Guarantor shall timely file all tax returns (subject to lawful extensions of time for fling), and shall furnish Bank evidence thereof within ten days after Bank requests such filing.

                           (i)      Upon the occurrence and during the
continuance of any Event of Default, Bank is hereby authorized at any time and from time to time to set off against any or all of the property of Guarantor in Bank's possession (including all deposits and other indebtedness owing by Bank to or for the credit or the account of Guarantor) at or subsequent to the occurrence of the Event of Default any and all of the obligations of Guarantor now or hereafter


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existing under this Guaranty, irrespective of whether or not Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured.

                           (j)      Bank and Guarantor hereby waive all right to
a trial by jury in any litigation relating to this Guaranty.

                  4. Termination. This Guaranty shall terminate and be of no further force or effect upon a payment in full of all of the Obligations, provided that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the obligations is rescinded or must otherwise be returned by Bank upon the bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under state or federal law, all as though such payment had not been made.

                  5. Warranty of Attorney. Guarantor hereby authorizes and empowers any attorney or attorneys or the prothonotary or clerk of any court of record in the Commonwealth of Pennsylvania, upon the occurrence of an Event of Default, to appear for Guarantor in any such court, with or without declaration filed, as of any term or time there or elsewhere to be held and therein to confess or enter judgment against Guarantor in favor of Bank for all sums due or to become due from Guarantor to Bank under this Guaranty, with costs of suit and release of errors and with the lesser of five percent (5%) of such sums or $10,000.00 added as reasonable attorneys' fees; and for doing so this Guaranty or copy verified by affidavit shall be sufficient warrant. Such authority and power shall of be exhausted by any exercise thereof, and judgment may be confessed as aforesaid from time to time as often as there is occasion therefor.

                  6.       Miscellaneous.

                           (a)      This Guaranty shall bind Guarantor and
Guarantor's successors and assigns and shall inure to the benefit of Bank and its successors and assigns.

                           (b)      Any notice, demand or request under this
Guaranty shall be in writing, and shall be delivered by personal service or shall be sent by recognized overnight delivery service or by postage prepaid, registered or certified mail, return receipt requested, addressed, if to Guarantor or Bank, at the respective address set forth in the heading of this Guaranty, or at such other address as the addressee may designate in writing. Each notice, demand or request hereunder shall be deemed given on the date it is delivered, in the case of personal service, or the date it is deposited with the Postal Service, in the case of certified or registered mail or the date it is delivered in the case of overnight delivery.

                           (c)      Guarantor (a) hereby irrevocably submits to
the nonexclusive jurisdiction of the Court of Common Pleas of Delaware County, Commonwealth of Pennsylvania, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania, or any successor to said court (hereinafter referred to as the "Pennsylvania Courts") for purposes of any suit, action or other proceeding which relates to this Guaranty, (b) to the extent permitted by applicable law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that Guarantor is not personally subject to the jurisdiction of the


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Pennsylvania Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guaranty may not be enforced in or by the Pennsylvania Courts, (c) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the Pennsylvania Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the Pennsylvania Courts, and (d) waives personal service of any and all process upon Guarantor and consents that all such service of process be made by certified or registered mail, and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit the Bank's right to bring any suit, action or other proceeding against any of Guarantor's assets or to serve process on Guarantor by any means authorized by law for any claim arising hereunder.

                           (d)      No amendment, notification or release from
or waiver of any provision hereof shall be effective unless in writing and signed by Bank and shall be effective only in the specific instance and for the specific purpose for which given.

                           (e)      This Guaranty and the rights and obligations
hereunder shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania.

                           (f)      The paragraph headings used herein are for
convenience only and do not affect or modify the terms and conditions hereof.

                           (g)      If any  provision  hereof is found by a
court of competent jurisdiction to be prohibited or unenforceable it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Bank in order to effect the provisions hereof.







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                  IN WITNESS WHEREOF, Guarantor has caused this Agreement to be duly executed as of the day and year first above written.


                                               ALTERNATIVE LIVING SERVICES, INC.


                                               By:      /s/ Thomas E. Komula
                                                  ------------------------------
                                               Name:    Thomas E. Komula
                                                    ----------------------------
                                               Title:   Senior Vice President
                                                     ---------------------------







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